                                                                     EXHIBIT 4.2

--------------------                                        --------------------
     NUMBER                                                         SHARES
--------------------                                        --------------------
     SPECIMEN


              INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                       U.S. DIGITAL COMMUNICATIONS, INC.


                                                      ----------------
                                                      CUSIP 90332A 206
                                                      ----------------

This Certifies that                                         is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A PREFERRED STOCK OF THE PAR
                            VALUE OF $0.01 EACH OF

                       U.S. DIGITAL COMMUNICATIONS, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

     A statement, in full, of all the designations, preferences, qualifications, limitations and special or relative rights of the shares of each class authorized to be issued, will be furnished by the Corporation to any shareholder upon request and without charge.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated ___________________
                                                 _______________________________
                                                                       PRESIDENT

_________________________
                SECRETARY

     For Value Received, _______ hereby sell, assign and transfer unto _________
________________________________________________________________________________
_________________________________________________________________________ Shares
represented by the within Certificate and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer the said Shares in the books of the within named Corporation with full power of substitution in the premises.
     Dated: _______________________ 19 ___
            In presence of
                                          ______________________________________
_________________________________________


                   NOTICE  THE SIGNATURE OF THIS ASSIGNMENT
               MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


                                  Certificate
                                      for


                                    [LOGO]


                                   ISSUED TO

                                     DATED